united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number: 811-06113

The Caldwell & Orkin Funds, Inc.
(Exact name of registrant as specified in charter)

2502 N. Rocky Point Drive, Suite 665
Tampa, Florida 33607
(Address of principal executive offices) (Zip code)

Derek Pilecki
2502 N. Rocky Point Drive, Suite 665
Tampa, Florida 33607
(Name and address of agent for service)

Copies to:
Jennifer Merchant
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45256

Registrant’s telephone number, including area code: 1-813-282-7870

Date of fiscal year end: April 30

Date of reporting period: April 30, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Gator Capital Long/Short Fund

(GATRX)

Annual Shareholder Report - April 30, 2026

Fund Overview

This annual shareholder report contains important information about Gator Capital Long/Short Fund (the “Fund”) for the period of May 1, 2025 to April 30, 2026.  You can find additional information about the Fund at https://funddocs.filepoint.com/gator/. You can also request this information by contacting us at (800) 467-7903.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Gator Capital Long/Short Fund	$343	3.00%

How did the Fund perform during the reporting period?

The Fund increased 28.39% during the fiscal year ended April 30, 2026. The S&P 500 Total Return Index (“S&P 500”) increased 31.05% during the same period.

The Fund underperformed the S&P 500 over the last year. Long positions in real estate brokerage, capital markets, domestic and foreign banks were the best performers for the fund. Short positions in large banks and index hedges detracted from performance.

The top five contributors during the 12-month period were Compass/Anywhere Real Estate (long), Robinhood Markets (long), Interactive Brokers (long), Axos Financial (long), and Societe Generale (long).

The top five detractors during the 12-month period were Toronto Dominion Bank (short). Citibank (short), Index Hedges (short), Fiserv Inc. (long), and SLM Corp (long).

We ended the period with gross long exposure of 96% and gross short exposure of 32% for a total gross exposure of 128% and net exposure of 64%.

Thank you for entrusting us with a portion of your wealth. We are grateful for investors like you who believe and trust in our strategy. As always, we welcome the opportunity to speak with you and discuss the Fund.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Gator Capital Long/Short Fund $29,039
S&P 500® Index $41,379
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$41,379
$29,039
Apr-2016
Apr-2017
Apr-2018
Apr-2019
Apr-2020
Apr-2021
Apr-2022
Apr-2023
Apr-2024
Apr-2025
Apr-2026

Table Summary
	Gator Capital Long/Short Fund $29,039	S&P 500® Index $41,379
Apr-2016	$10,000	$10,000
Apr-2017	$9,606	$11,792
Apr-2018	$9,555	$13,356
Apr-2019	$9,671	$15,158
Apr-2020	$7,051	$15,289
Apr-2021	$13,523	$22,320
Apr-2022	$13,588	$22,367
Apr-2023	$14,196	$22,963
Apr-2024	$19,115	$28,167
Apr-2025	$22,618	$31,574
Apr-2026	$29,039	$41,379

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Gator Capital Long/Short Fund	28.39%	16.51%	11.25%
S&P 500® Index	31.05%	13.14%	15.26%

The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. For updated performance call (800) 467-7903.

What did the Fund invest in?

Sector Weighting (% of net assets)Footnote Reference*

Table Summary
Value	Value
Pharmaceuticals	0.3%
Mortgage Finance	0.5%
Computer Hardware & Storage	1.0%
Insurance Brokers & Services	1.0%
Thrifts & Mortgage Finance	1.1%
Money Market	1.2%
Infrastructure Software	1.5%
Internet Media & Services	1.5%
Commercial Finance	1.6%
Reinsurance	2.5%
Real Estate Services	2.7%
Institutional Brokerage	4.0%
Private Equity	4.7%
Diversified Banks	4.9%
Consumer Finance	5.2%
Data & Transaction Processors	8.3%
Life Insurance	8.4%
Wealth Management	10.3%
Banks	20.8%
Footnote	Description
Footnote*	The net percentages are computed by taking the net dollar exposure, including short positions, and dividing by the net assets of the Fund. Consequently, the percentages will not total to 100%.

Fund Statistics

  Net Assets$81,188,526
  Number of Portfolio Holdings102
  Advisory Fee $686,525
  Portfolio Turnover59%

Material Fund Changes

No material changes occurred during the year ended April 30, 2026.

Gator Capital Long/Short Fund  (GATRX)

Annual Shareholder Report - April 30, 2026

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://funddocs.filepoint.com/gator/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 043026-GATRX

(b)	Not applicable

Item 2. Code of Ethics.

(a)	As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b)	Not applicable.

(c)	During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d)	During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e)	Not applicable.

(f)	The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2026: $15,000

Fiscal year ended 2025: $14,750

(b)	Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2026: $0

Fiscal year ended 2025: $0

(c)	Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2026: $2,800

Fiscal year ended 2025: $2,800

Fees for 2026 and 2025 related to the review of the registrant's tax returns. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)	All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2026: $0

Fiscal year ended 2025: $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended April 30, 2026 and April 30, 2025 are $0 and $0, respectively

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable

(j)	Not applicable

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Investments.

(a)	Not applicable.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Table of Contents	Gator Capital Long/Short Fund
April 30, 2026

Schedule of Investments	2
Schedule of Securities Sold Short	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	20
Additional Federal Income Tax Information	22
Additional Information	23

Gator Capital Long/Short Fund	Schedule of Investments
April 30, 2026

	Shares	Fair Value
COMMON STOCKS — LONG — 96.18%
Banks — 33.35%
Alerus Financial Corp.	15,100	$406,794
Axos Financial, Inc.(a)	27,000	2,603,880
Banc of California, Inc.	63,000	1,179,990
Bridgewater Bancshares, Inc.(a)	13,107	237,630
Capital Bancorp, Inc.	19,915	627,123
Chain Bridge Bancorp, Inc.(a)	24,900	925,284
Commercial Bancgroup, Inc.	29,200	845,632
ConnectOne Bancorp, Inc.	66,360	1,939,039
Customers Bancorp, Inc.(a)	33,000	2,516,910
Dime Community Bancshares, Inc.	17,872	641,426
First Business Financial Services, Inc.	7,500	421,500
First Citizens BancShares, Inc., Class A	350	694,337
First Financial Bancorp	53,000	1,604,840
First Internet Bancorp	15,008	343,984
FirstSun Capital Bancorp(a)	20,467	723,713
OFG Bancorp	48,283	2,219,087
Old Second Bancorp, Inc.	43,900	904,779
OP Bancorp	30,958	443,938
Pathward Financial, Inc.	8,369	726,764
TFS Financial Corp.	100,000	1,504,000
UMB Financial Corp.	20,000	2,523,400
Unity Bancorp, Inc.	5,051	264,066
WesBanco, Inc.	23,000	790,740
Western Alliance Bancorp	24,400	1,989,576
		27,078,432
Commercial Finance — 1.64%
PROG Holdings, Inc.	37,110	1,329,651

Computer Hardware & Storage — 1.03%
Dell Technologies, Inc., Class C	4,000	835,800

Consumer Finance — 5.07%
Navient Corp.	70,000	646,800
SLM Corp.	68,000	1,569,440
Synchrony Financial	25,000	1,905,000
		4,121,240

See accompanying notes which are an integral part of these financial statements.

2	1-800-467-7903 | https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund/

Gator Capital Long/Short Fund	Schedule of Investments
April 30, 2026

	Shares	Fair Value
Data & Transaction Processors — 8.30%
Block, Inc.(a)	7,200	$507,672
Fiserv, Inc.(a)	34,000	2,130,100
Global Payments, Inc.	35,800	2,576,168
Visa, Inc., Class A	1,900	626,696
WEX, Inc.(a)	5,990	900,477
		6,741,113
Diversified Banks — 8.02%
Barclays PLC - ADR	63,000	1,474,830
BNP Paribas S.A. - ADR	45,500	2,388,295
Societe Generale S.A. - ADR	165,000	2,646,600
		6,509,725
Infrastructure Software — 1.44%
Upstart Holdings, Inc.(a)	37,000	1,168,460

Institutional Brokerage — 4.00%
Interactive Brokers Group, Inc., Class A	40,800	3,243,600

Insurance Brokers & Services — 0.97%
Kingstone Companies, Inc.	47,000	783,490

Internet Media & Services — 1.51%
Meta Platforms, Inc., Class A	2,000	1,223,820

Investment Companies — 0.12%
BBX Capital, Inc.	32,321	97,532

Investment Management — 0.10%
WisdomTree Investments, Inc.	4,816	81,872

Life Insurance — 8.46%
Genworth Financial, Inc., Class A(a)	160,000	1,406,400
Jackson Financial, Inc.	17,000	1,968,090
Primerica, Inc.	6,300	1,772,001
Voya Financial, Inc.	21,000	1,721,160
		6,867,651
P&C Insurance — 0.57%
Hippo Holdings, Inc.(a)	17,700	466,041

See accompanying notes which are an integral part of these financial statements.

Annual Financial Statements | April 30, 2026	3

Gator Capital Long/Short Fund	Schedule of Investments
April 30, 2026

	Shares	Fair Value
Private Equity — 4.62%
The Carlyle Group, Inc.	50,000	$2,503,500
Victory Capital Holdings, Inc., Class A	16,000	1,256,160
		3,759,660
Real Estate Services — 2.69%
Compass, Inc., Class A(a)	287,925	2,179,592

Reinsurance — 2.55%
Fairfax Financial Holdings Ltd.	1,200	2,072,712

Specialty & Generic Pharmaceuticals — 0.30%
Viatris, Inc.	16,535	247,033

Thrifts & Mortgage Finance — 1.14%
Columbia Financial, Inc.(a)	48,015	923,328

Wealth Management — 10.30%
Ameriprise Financial, Inc.	5,300	2,516,387
Raymond James Financial, Inc.	8,400	1,329,888
Robinhood Markets, Inc., Class A(a)	14,700	1,071,483
Stifel Financial Corp.	18,000	1,418,580
UBS Group A.G.	46,000	2,019,400
		8,355,738
TOTAL COMMON STOCKS — LONG —
(Cost $55,007,849)		78,086,490
PREFERRED STOCKS — LONG — 2.47%
Specialty Finance — 2.47%
AG Mortgage Investment Trust, Inc., Series C, 8.00%	29,423	741,165
Chimera Investment Corp., Series B, 8.00%	14,391	351,141
Chimera Investment Corp., Series D, 8.00%	19,717	481,095
Federal National Mortgage Association, Series O, 7.00%	5,143	98,129
Federal National Mortgage Association, Series R, 7.63%	30,385	297,165
SLM Corp., Series B, 1.70%	402	30,110
		1,998,805
TOTAL PREFERRED STOCKS — LONG —
(Cost $1,405,929)		1,998,805

See accompanying notes which are an integral part of these financial statements.

4	1-800-467-7903 | https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund/

Gator Capital Long/Short Fund	Schedule of Investments
April 30, 2026

	Shares	Fair Value
MONEY MARKET FUNDS — 1.22%
First American Government Obligations Fund - Class X, 3.58%(b)	993,962	$993,962

TOTAL MONEY MARKET FUNDS
(Cost $993,962)		993,962
TOTAL INVESTMENTS — 99.87%
(Cost $57,407,740)		81,079,257

Other Assets in Excess of Liabilities — 0.13%		109,269
NET ASSETS — 100.00%		$81,188,526

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of April 30, 2026.

ADR - American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

Annual Financial Statements | April 30, 2026	5

Gator Capital Long/Short Fund	Schedule of Securities Sold Short
April 30, 2026

	Shares	Fair Value
COMMON STOCKS — SHORT — (24.55)%
Banks — (12.46)%
Bank of Hawaii Corp.	(10,000)	$(795,100)
Canadian Imperial Bank of Commerce	(5,700)	(635,208)
Citigroup, Inc.	(14,000)	(1,791,720)
First Financial Bankshares, Inc.	(17,250)	(556,658)
First Horizon National Corp.	(13,900)	(346,944)
Huntington Bancshares, Inc.	(19,057)	(319,395)
Merchants Bancorp	(20,000)	(930,800)
Midland States Bankcorp, Inc.	(26,841)	(698,134)
New York Community Bancorp, Inc.	(26,700)	(372,999)
Northwest Bancshares, Inc.	(9,142)	(126,434)
Renasant Corp.	(17,800)	(710,042)
Stock Yards Bancorp, Inc.	(6,519)	(471,519)
Toronto-Dominion Bank (The)	(15,000)	(1,615,500)
Wells Fargo & Co.	(9,000)	(740,070)
		(10,110,523)
Diversified Banks — (3.22)%
Bank of America Corp.	(16,000)	(855,360)
Bank of Montreal	(4,000)	(608,400)
U.S. Bancorp	(20,300)	(1,150,198)
		(2,613,958)
Industrial Wholesale & Rental — (0.54)%
SiteOne Landscape Supply, Inc.(a)	(3,500)	(441,175)

Insurance Brokers — (0.56)%
Arthur J. Gallagher & Co.	(2,220)	(458,208)

Investment Companies — (0.06)%
TriplePoint Venture Growth BDC Corp.	(8,500)	(46,495)

Investment Management — (1.18)%
BlackRock, Inc.	(560)	(596,736)
T. Rowe Price Group, Inc.	(3,500)	(360,080)
		(956,816)
Mass Merchants — (0.49)%
Walmart, Inc.	(3,000)	(395,790)

See accompanying notes which are an integral part of these financial statements.

6	1-800-467-7903 | https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund/

Gator Capital Long/Short Fund	Schedule of Securities Sold Short
April 30, 2026

	Shares	Fair Value
Mortgage Finance — (1.87)%
AGNC Investment Corp.	(76,800)	$(846,336)
Essent Group Ltd.	(9,000)	(544,680)
Federal National Mortgage Association(a)	(15,600)	(127,608)
		(1,518,624)
Non-Alcoholic Beverages — (0.01)%
Oatly Group AB - ADR(a)	(782)	(8,500)

P&C Insurance — (2.34)%
American International Group, Inc.	(12,000)	(897,600)
NMI Holdings, Inc., Class A(a)	(19,291)	(746,755)
ProAssurance Corp.(a)	(10,235)	(252,805)
		(1,897,160)
Packaged Food — (0.00)%
Beyond Meat, Inc.(a)	(1,600)	(1,574)

Regional Banks — (1.82)%
KeyCorp	(32,000)	(707,520)
Truist Financial Corp.	(15,000)	(772,500)
		(1,480,020)
TOTAL COMMON STOCKS — SHORT
(Proceeds Received $17,397,428)		(19,928,843)
EXCHANGE-TRADED FUNDS — SHORT — (8.31)%
Direxion Daily Financial Bear 3X Shares	(1,170)	(50,556)
Global X Nasdaq 100 Covered Call ETF	(188,900)	(3,396,422)
Global X S&P 500 Covered Call ETF	(82,000)	(3,302,960)
		(6,749,938)
TOTAL EXCHANGE-TRADED FUNDS — SHORT
(Proceeds Received $6,779,820		(6,749,938)
TOTAL SECURITIES SOLD SHORT — (32.86)%
(Proceeds Received $24,177,248)		$(26,678,781)

(a)	Non-income producing security.

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

See accompanying notes which are an integral part of these financial statements.

Annual Financial Statements | April 30, 2026	7

Gator Capital Long/Short Fund	Statement of Assets and Liabilities
April 30, 2026

ASSETS
Investments in securities at fair value (cost $57,407,740)	$81,079,257
Deposit held by broker for securities sold short	26,813,066
Receivable for fund shares sold	24,976
Receivable for investments sold	76,175
Dividends and interest receivable	7,076
Tax reclaims receivable	9,200
Prepaid expenses	25,289
Total Assets	108,035,039

LIABILITIES
Payable for short dividend expense	11,944
Securities sold short, at value (proceeds received $24,177,248)	26,678,781
Payable for fund shares redeemed	36,500
Payable for dividends declared on short sales	14,135
Payable to Adviser	65,963
Payable to Administrator	9,358
Other accrued expenses	29,832
Total Liabilities	26,846,513

Net Assets	$81,188,526

Net Assets consist of:
Paid-in capital	53,606,837
Accumulated earnings	27,581,689
Net Assets	$81,188,526

Shares outstanding, par value $0.10 per share (30,000,000 authorized shares)	1,365,622

Net asset value, offering price and redemption price per share(a)	$59.45

(a)	Redemption price may differ from net asset value if redemption fee is applied.

See accompanying notes which are an integral part of these financial statements.

8	1-800-467-7903 | https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund/

Gator Capital Long/Short Fund	Statement of Operations
For the year ended April 30, 2026

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $50,400)	$1,839,076
Interest income	106,624
Total investment income	1,945,700

EXPENSES
Investment Advisory fees	686,525
Director’s fees and expenses	56,256
Legal	54,997
Administration	53,254
Transfer agent	35,498
Registration	33,103
Miscellaneous	31,616
Fund accounting	28,996
Compliance Services	18,500
Audit and tax preparation	18,433
Sub transfer agent fees	16,073
Report printing	13,696
Insurance	12,845
Custodian	9,437
Pricing	2,103
Dividend expense on securities sold short	992,808
Total expenses	2,064,140
Net operating expenses	2,064,140
Net investment loss	(118,440)

NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Investments	6,899,073
Securities sold short	359,403
Foreign currency transactions	(239)
Change in unrealized appreciation (depreciation) on:
Investments	10,645,804
Securities sold short	(3,836,163)
Foreign currency	(36)
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS AND SECURITIES SOLD SHORT	14,067,842
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,949,402

See accompanying notes which are an integral part of these financial statements.

Annual Financial Statements | April 30, 2026	9

Gator Capital Long/Short Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2026	For the Year Ended April 30, 2025
INCREASE (DECREASE) IN NET ASSETS DUE TO:
Operations
Net investment income (loss)	$(118,440)	$282,452
Net realized gain on investments, securities sold short and foreign currency transactions	7,258,237	2,373,315
Net change in unrealized appreciation of investments, securities sold short and foreign currency translations	6,809,605	3,179,152
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	13,949,402	5,834,919

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Earnings	(2,934,764)	(386,411)

CAPITAL TRANSACTIONS
Proceeds from shares sold	40,042,198	19,384,129
Reinvestment of distributions	2,902,524	383,502
Amount paid for shares redeemed	(22,685,429)	(9,193,791)
Proceeds from redemption fees (Note 1)	41,796	26,373
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS	20,301,089	10,600,213
TOTAL INCREASE IN NET ASSETS	31,315,727	16,048,721

NET ASSETS
Beginning of year	49,872,799	33,824,078
End of year	$81,188,526	$49,872,799

SHARE TRANSACTIONS
Shares sold	673,575	389,736
Shares issued in reinvestment of distributions	48,725	7,365
Shares redeemed	(386,923)	(187,306)
Net increase in shares outstanding	335,377	209,795

See accompanying notes which are an integral part of these financial statements.

10	1-800-467-7903 | https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund/

Gator Capital Long/Short Fund	Financial Highlights

(For a share outstanding during each year)

	For the Year Ended April 30, 2026	For the Year Ended April 30, 2025	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022
Selected Per Share Data
Net asset value, beginning of year	$48.41	$41.23	$30.62	$29.31	$29.17
Investment operations:
Net investment income (loss)(a)	(0.10)	0.31	0.53	(0.04)	(0.32)
Net realized and unrealized gain on investments	13.81	7.25	10.08	1.35	0.46
Total from investment operations	13.71	7.56	10.61	1.31	0.14

Less distributions to shareholders from:
Net investment income	(0.26)	(0.41)	—	—	—
Net realized gains	(2.45)	—	—	—	—
Total distributions	(2.71)	(0.41)	—	—	—

Paid-in capital from redemption fees	0.04	0.03	— (b)	— (b)	— (b)
Net asset value, end of year	$59.45	$48.41	$41.23	$30.62	$29.31

Total Return(c)	28.39%	18.33%	34.65%	4.47%	0.48%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$81,189	$49,873	$33,824	$20,364	$19,878
Ratios to Average Net Assets:
Ratio of net expenses to average net assets(d)	3.00%	2.62%	3.07%	3.13%	3.07%
Ratio of expenses to average net assets before waiver by Adviser	3.00%	2.62%	3.19%	3.55%	3.38%
Ratio of net investment income (loss) to average net assets	(0.17)%	0.65%	1.51%	(0.12)%	(1.07)%
Portfolio Turnover Rate	59%	42%	40%	52%	55%

(a)	Calculated using average shares outstanding.
(b)	Rounds to less than $0.005 per share.
(c)	Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	Excluding dividend and interest expense, the ratios of net expenses to average net assets were 1.56%, 1.73%, 2.00%, 2.00% and 2.00% for the fiscal years ended April 30, 2026, 2025, 2024, 2023 and 2022, respectively.

See accompanying notes which are an integral part of these financial statements.

Annual Financial Statements | April 30, 2026	11

Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2026

1. ORGANIZATION

The Gator Capital Long/Short Fund (the “Fund”), is the only investment portfolio of The Caldwell & Orkin Funds, Inc. (the “Company”), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and incorporated under the laws of the State of Maryland on August 15, 1989. The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. Gator Capital Management, LLC, the Fund’s investment adviser (the “Adviser”), uses a fundamental driven, multi-dimensional investment process focusing on active allocation, security selection and surveillance to achieve the Fund’s investment objective.

The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect each Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s CODM is the President and Principal Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Securities are stated at the closing price on the date at which the net asset value (“NAV”) is being determined. If the date of determination is not a trading date, or the closing price is not otherwise available, the last bid price is used for a fair value instead. Debt securities are valued

12	1-800-467-7903 | https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund/

Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2026

at the price provided by an independent pricing service. Any assets or securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”) in accordance with the Fund’s Fair Value Pricing Policy.

Securities Transactions and Related Investment Income

The Fund follows industry practice and records securities transactions on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined using the specific identification method. Interest income which includes amortization of premium and accretion of discount, is accrued as earned.

Fair Value Measurements

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – quoted prices which are not active quoted prices for similar assets or liabilities in active markets or inputs other than quoted process that are observable (either directly or indirectly) for substantially the full term of the asset of liability

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Annual Financial Statements | April 30, 2026	13

Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2026

The following is a summary of the inputs used as of April 30, 2026 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$78,086,490	$—	$—	$78,086,490
Preferred Stocks*	1,998,805	—	—	1,998,805
Money Market Funds	993,962	—	—	993,962
Total	$81,079,257	$—	$—	$81,079,257

Investments in Securities	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Common Stocks*	$(19,928,843)	$—	$—	$(19,928,843)
Exchange-Traded Funds	(6,749,938)	—	—	(6,749,938)
Total	$(26,678,781)	$—	$—	$(26,678,781)

*	Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

The Fund charges a 2.00% redemption fee on shares held less than 90 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation. For the fiscal year ended April 30, 2026 the Fund recorded $41,796 in redemption fee proceeds.

Federal Income Taxes

The Fund makes no provision for federal income tax or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also

14	1-800-467-7903 | https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund/

Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2026

intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year, the Fund did not incur any interest or penalties.

Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims, as well as payment history and market convention. The Fund may be subject to foreign taxation related to capital gains on the sale of securities in the foreign jurisdictions in which they invest. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that may be payable if securities were disposed of on the valuation date.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Fund has entered into a management agreement (the “Management Agreement”) with the Adviser pursuant to which the Adviser provides space, facilities, equipment and personnel necessary to perform administrative and investment management services for the Fund. The Management Agreement provides that the Adviser is responsible for the management of the Fund’s portfolio. For such services and expenses assumed by the Adviser, the Fund pays a monthly advisory fee at incremental annual rates as follows:

Advisory Fee	Average Daily Net Assets
1.00%	Up to $250 million
0.90%	In excess of $250 million but not greater than $500 million
0.80%	In excess of $500 million

Annual Financial Statements | April 30, 2026	15

Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2026

The Adviser has agreed to reimburse the Fund to the extent necessary to prevent the Fund’s annual ordinary operating expenses (excluding taxes, expenses related to the execution of portfolio transactions and the investment activities of the Fund such as, for example, interest, dividend expenses on securities sold short, brokerage commissions and fees and expenses charged to the Fund by any investment company in which the Fund invests and extraordinary charges such as litigation costs) from exceeding 2.00% of the Fund’s average net assets. During the fiscal year ended April 30, 2026, the Adviser earned $686,525 from the Fund, before the waiver described above.

Ultimus Fund Solutions, LLC (“the Administrator”) provides fund accounting, fund administration and transfer agency services under a Master Services Agreement to the Fund. The Fund pays the Administrator fees for its services under the Master Services Agreement. In addition, the Fund pays out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Fund’s securities. For the fiscal year ended April 30, 2026, the Administrator earned fees of $53,254 for administration services, $28,996 for fund accounting services and $35,498 for transfer agent services.

Ultimus Fund Distributors, LLC (the “Distributor”) serves as distributor to the Fund. The Fund does not pay the Distributor for these services. The Distributor is a wholly-owned subsidiary of the Administrator.

Certain officers of the Fund are also officers of the Administrator and the Distributor.

4. DIRECTOR COMPENSATION

The Fund pays each Director, in cash, an annual fee of $14,000 per year, plus $1,500 for each in-person meeting attended and $1,000 for each telephonic meeting attended. The Fund also reimburses Directors’ actual out-of-pocket expenses relating to attendance at meetings.

5. INVESTMENT PORTFOLIO TRANSACTIONS

During the fiscal year ended April 30, 2026, the Fund purchased $45,702,156 and sold $31,138,571 of securities, excluding securities sold short and short-term investments.

Short Sales and Segregated Cash

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

16	1-800-467-7903 | https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund/

Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2026

All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments. Segregated cash is held at the custodian in the name of the broker per a tri-party agreement between the Fund, the custodian, and the broker.

The Fund may also sell short “against the box”, i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the same security which it sold short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

The Fund limits the value of its short positions (excluding short sales “against the box”) to 60% of the Fund’s total net assets. At April 30, 2026, the Fund had approximately 33% of its total net assets in short positions.

For the fiscal year ended April 30, 2026, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $19,109,750 and $6,167,289, respectively.

6. FEDERAL TAX INFORMATION

As of April 30, 2026, the net unrealized appreciation (depreciation) of investments, including short securities, for tax purposes was as follows:

Gross unrealized appreciation	$25,958,984
Gross unrealized depreciation	(4,918,944)
Net unrealized appreciation on investments	$21,040,040
Tax cost of investments	$33,360,436

The tax character of distributions paid for the fiscal years ended April 30, 2026 and April 30, 2025 were as follows:

	2026	2025
Distributions paid from:
Ordinary income	$282,320	$386,411
Net long term capital gains	2,652,444	—
Total distributions paid	$2,934,764	$386,411

Annual Financial Statements | April 30, 2026	17

Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2026

At April 30, 2026, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,123,046
Undistributed long term capital gains	5,418,639
Unrealized appreciation on investments	21,040,004
Total accumulated earnings	$27,581,689

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of wash losses and investments in partnerships and certain other investments.

Certain capital losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. Late year Ordinary Losses incurred after December 31 are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended April 30, 2026, the Fund did not defer any Qualified Late Year Ordinary Losses.

As of April 30, 2026, the Fund did not have any capital loss carryforwards available to offset against future taxable net capital gains. Capital loss carryforwards do not have an expiration date.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. There were no reclassifications for the tax year ended April 30, 2026.

In December 2023, FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management has determined that there is no material impact of ASU 2023-09 on the Fund’s financial statements.

7. COMMITMENTS AND CONTINGENCIES

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

18	1-800-467-7903 | https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund/

Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2026

8. SUBSEQUENT EVENTS

During a meeting held on June 18, 2026, the Board approved creating a new Delaware trust, with the intent of converting the Fund to an Exchange-Traded Fund into the newly created trust at a future date.

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no other items requiring adjustment of the financial statements or additional disclosure.

Annual Financial Statements | April 30, 2026	19

Caldwell & Orkin -	Report of Independent Registered
Gator Capital Long/Short Fund	Public Accounting Firm
April 30, 2026

To the Shareholders and Board of Directors

of Caldwell & Orkin - Gator Capital Long/Short Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Caldwell & Orkin - Gator Capital Long/Short Fund (the “Fund”), a series of shares of The Caldwell & Orkin Funds, Inc., including the schedule of investments, as of April 30, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 1998.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as

20	1-800-467-7903 | https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund/

Caldwell & Orkin -	Report of Independent Registered
Gator Capital Long/Short Fund	Public Accounting Firm
April 30, 2026

evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2026 by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 24, 2026

Annual Financial Statements | April 30, 2026	21

Additional Federal Income Tax
Gator Capital Long/Short Fund	Information (Unaudited)
April 30, 2026

The Form 1099-DIV you receive in January 2027 will show the tax status of all distributions paid to your account in calendar year 2026. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/ or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2026 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $2,652,444 as long term capital gains.

22	1-800-467-7903 | https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund/

Gator Capital Long/Short Fund	Additional Information (Unaudited)
April 30, 2026

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

Not applicable.

PROXY VOTING

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent six month period ended October 31, are available (1) without charge upon request by calling the Fund at 1-800-467-7903 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

Annual Financial Statements | April 30, 2026	23

GATOR CAPITAL LONG/SHORT FUND

Availability of Proxy Voting Policy & Procedures, Proxy Voting Record and Code of Ethics - A description of a) the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, b) how the Fund voted proxies relating to portfolio securities during the most recent 6-month period ended October 31, and c) the Code of Ethics applicable to the principal officers of the Fund are available without charge, upon request, by calling toll-free (800) 467-7903, or on the Securities and Exchange Commission’s website at www.sec.gov.

Fund Information - For more information about the Fund please call (800) 467-7903 or visit the Fund’s website at https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund/.

Gator Capital Management, LLC

2502 N. Rocky Point Drive, Suite 665

Tampa, FL 33607

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19. Exhibits.

(a)(1)	Code of Ethics attached hereto.

(a)(2)	Not applicable

(a)(3)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(4)	Not applicable

(a)(5)	Not applicable

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Caldwell & Orkin Funds, Inc.

By (Signature and Title)	/s/ Derek Pilecki
Derek Pilecki, Principal Executive Officer

Date	7/1/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Derek Pilecki
Derek Pilecki, Principal Executive Officer

Date	7/1/2026

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Principal Financial Officer

Date	7/1/2026